LINE OF CREDIT	12 Months Ended
Dec. 31, 2014
Line of Credit Facility [Abstract]
Line Of Credit Facility Disclosure [Text Block]
NOTE 11 - LINE OF CREDIT

During the year ended December 2012, the Company entered into a revolving line of credit with a maximum capacity of $3,000,000. Borrowings under of the line of credit are due upon expiration of the line of credit. The expiration date was extended to August 19, 2015 from its original expiration date of November 19, 2013. The line of credit contains certain covenants including a liquidity covenant that may result in the acceleration of the payment of the borrowings. Borrowings under the line are secured by personal guarantees of the Founders, as well as collateralized against a personal account of one of the Founders held at the lending bank. Interest is payable at Prime + 1% (4.25% at December 31, 2014 and 2013). As of December 31, 2014 and 2013 the Company was in compliance with all required covenants.